UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This current report on Form 8-K/A amends the current report on Form 8-K filed by TreeHouse Foods, Inc. (“TreeHouse”) with the U.S. Securities and Exchange Commission on May 1, 2017, which reported the final voting results of TreeHouse’s 2017 Annual Meeting of Shareholders held on April 27, 2017. The sole purpose of this amendment is to disclose TreeHouse’s decision regarding the frequency of future shareholder advisory votes to approve the compensation of TreeHouse’s named executive officers (“say on pay proposals”). No other changes have been made to the original Form 8-K filed on May 1, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of TreeHouse was held on May 1, 2017. There were 56,850,026 shares of common stock issued and outstanding as of February 27, 2017, the proxy record date, with 54,508,443 shares represented at said meeting. The proposal regarding the frequency of future shareholder advisory votes on executive compensation and the results of the voting is as follows:

Proposal 4: Advisory Selection of the Frequency of the Advisory Vote on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain
49,542,647	25,660	2,969,236	54,643

The 1 year frequency of advisory (non-binding) votes on executive compensation was approved as the number of votes cast for “1 Year” exceeded the number of votes cast for “2 Years” and “3 Years.” Abstentions had no effect on the outcome.

TreeHouse’s Board of Directors has considered the outcome of this advisory vote and determined, consistent with its recommendation to shareholders in the proxy statement for the 2017 Annual Meeting and the vote of a majority of TreeHouse’s outstanding shares, that TreeHouse will conduct future votes on say on pay proposals each year until the next advisory vote on the frequency of say on pay votes. TreeHouse is required to hold advisory votes regarding the frequency of shareholder say on pay proposals every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: September 15, 2017	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant